Motorola Solutions, Inc.
2020-2022 Long Range Incentive Plan (LRIP) Terms
As Approved by the Compensation and Leadership Committee
On February 13, 2020

<table>
<tr><th>Design Feature</th><th>2020-2022 LRIP</th></tr>
<tr><td>Performance Cycle</td><td>Three years from January 1, 2020 through December 31, 2022</td></tr>
<tr><td>Eligible Population</td><td>Corporate Vice Presidents and above</td></tr>
<tr><td>Performance Criteria</td><td>Relative Total Shareholder Return (TSR)
TSR Defined as:
Ending stock price
(Daily average during the final three months of the Performance Cycle)
+ <u>Value of reinvested dividends</u>
= Total ending value
– Beginning stock price
<u>(Daily average during the three months preceding the Performance Cycle)</u>
= Total value created
÷ Beginning share price
<u>(Daily average during the three months preceding the Performance Cycle)</u>
= Total shareholder return</td></tr>
<tr><td>Negative TSR Component</td><td>If the resulting TSR performance for Motorola Solutions is negative, the Committee will have full discretion to reduce the final calculated payout.</td></tr>
<tr><td>Comparator Group</td><td>S&P 500 defined as companies in the S&P 500 at the beginning of the performance period; must be publically traded on or after July 1, 2021 to be included in the TSR percentile calculation at the end of the performance cycle.</td></tr>
<tr><td>Payout Scale</td><td>
<table>
<tr><th colspan="2">Relative TSR Payout Scale</th></tr>
<tr><th>MSI 3-Year TSR Percentile Rank</th><th>Payout Factor</th></tr>
<tr><td>90th – 100th Percentile</td><td>250%</td></tr>
<tr><td>80th – 89.99th Percentile</td><td>200%</td></tr>
<tr><td>70th – 79.99th Percentile</td><td>175%</td></tr>
<tr><td>60th – 69.99th Percentile</td><td>150%</td></tr>
<tr><td>55th – 59.99th Percentile</td><td>110%</td></tr>
<tr><td>50th – 54.99th Percentile</td><td>90%</td></tr>
<tr><td>45th – 49.99th Percentile</td><td>80%</td></tr>
<tr><td>35th – 44.99th Percentile</td><td>50%</td></tr>
<tr><td>30th – 34.99th Percentile</td><td>30%</td></tr>
<tr><td>< 30.00th Percentile</td><td>0%</td></tr>
</table>
</td></tr>
</table>